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                                                                 EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

                  In connection with the Quarterly Report on Form 10-QSB of OnCure Technologies Corp. (the "Company") for the quarterly period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  o           the Report fully complies with the requirements of
                              Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



August 15, 2002

                                      /s/ Jeffrey A. Goffman
                                     -------------------------------------
                                     Jeffrey A. Goffman
                                     President and Chief Executive Officer


                                     /s/ Richard A. Baker
                                     --------------------------------------
                                     Richard A. Baker
                                     Senior Vice President and Chief Financial
                                     Officer